LIMITED TERM NEW YORK MUNICIPAL FUND
                  Supplement dated May 15, 1998 to the
                     Prospectus dated April 22, 1998

The Prospectus is changed as follows effective June 1, 1998:

1. Footnote number 3 under the table entitled "Shareholder Transaction Expenses" on page 3 is modified to read as follows:

     (1) If you invest $1 million or more in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month during which you purchased those shares. See "How to Buy Shares -- Buying Class A Shares," below.

2. The second sentence of the paragraph entitled "Class A Shares" in the section entitled "How to Buy Shares-Classes of Shares" on page 26 is modified to read as follows:

            If you purchase Class A shares as part of an investment of at least $1 million in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge, described below.

3. The first and second sentences of the second paragraph of the section entitled "Buying Class A Shares-Class A Contingent Deferred Sales Charge" on page 31 are modified to read as follows:

            If you redeem any Class A shares subject to the contingent deferred sales charge described above within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. (A different holding period may apply to shares purchased prior to June 1, 1998).



                                                                     [continued]

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4. The second sentence of the fourth  paragraph of the section  entitled "Buying
Class A Shares-Class A Contingent Deferred Sales Charge" on page 32 is modified to read as follows:

            However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the contingent deferred sales charge will apply. (A different holding period may apply to shares purchased prior to June 1, 1998).

5. The paragraph entitled "Special Arrangements With Dealers" on page 32 is hereby deleted.

6. The  following  sub-paragraphs  of the section  entitled  "Waivers of Class A
Sales
Charges" are deleted:

            o if, at the time of purchase of shares (prior to May 1, 1997) the dealer agrees in writing to accept the dealer's portion of the sales commission in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase);

            o if, at the time of purchase of shares (if purchased during the period May 1, 1997 through December 31, 1997) the dealer agrees in writing to accept the dealer's portion of the sales commission in installments of 1/12th of the commission per month (and no further commission will be payable if the shares are redeemed within 12 months of purchase);

7. The sub-section captioned "OppenheimerFunds Internet Web Site" under the heading "Special Investor Services" starting on page 39 is revised as follows:

     OppenheimerFunds  Internet Web Site.  Information about the Fund, including your account balance, daily share prices, market and Fund portfolio information, may be obtained by visiting the OppenheimerFunds Internet Web Site, at the following Internet address: http://www.oppenheimerfunds.com. Additionally, certain account

                                                                     [continued]

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            transactions  may be  requested  by any  shareholder  listed  in the registration on an account as well as by the dealer representative of record, through a special section of that Web Site. To access that section of the Web Site, you must first obtain a personal identification number ("PIN") by calling OppenheimerFunds PhoneLink at 1-800-533-3310. If you do not wish to have Internet account transactions capability for your account, please call our customer
            service   representatives  at  1-800-525-7048.   To  find  out  more
            information about Internet transactions and procedures, please visit the Web Site.




May 15, 1998                                                  PS0355.002



                      LIMITED TERM NEW YORK MUNICIPAL FUND
                     Supplement   dated  May  15,  1998  to  the   Statement  of
           Additional Information dated April 22, 1998

The Statement of Additional Information is changed as follows effective June 1, 1998:


      The third sentence of the third paragraph in the section entitled "How To Exchange Shares" on page 46 is revised to read as follows:

            However, if you redeem Class A shares of the Fund that were acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge within 18 months of the end of the calendar month of the purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). (A different holding period may apply to shares purchased prior to June 1, 1998).

May 15, 1998                                                PX0355.003



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